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                                                                   EXHIBIT 10.12

                               I-FLOW CORPORATION
                           2003 RESTRICTED STOCK PLAN

         I-FLOW CORPORATION (the "Company"), a Delaware corporation, has adopted this I-Flow Corporation 2003 Restricted Stock Plan (the "Plan"), effective May 29, 2003, for the benefit of its eligible employees. This Plan, and offers and sales of securities pursuant hereto, are intended to meet the requirements of, and qualify under, Rule 506 promulgated under the Securities Act, as such rule may be amended from time to time, and offers and sales of securities pursuant hereto are therefore intended to be exempt from the registration requirements of the Securities Act.

         The purpose of the Plan is to enable the Company to obtain and retain the services of key Employees considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company.

                                    ARTICLE I
                                   DEFINITIONS

         General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

         1.1 "Administrator" shall mean the administrator of the Plan, which may be, at the sole discretion of the Board, either the Board or a Committee.

         1.2 "Award" shall mean an award of Restricted Stock granted under the Plan.

         1.3 "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Restricted Stockholder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

         1.4 "Board" shall mean the Board of Directors of the Company.

         1.5 "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occurs:

                  (a) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                  (b) At any time that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act, individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

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                  (c) Consummation by the Company of the sale or other
disposition by the Company of all or substantially all of the Company's assets or a merger, consolidation or other reorganization of the Company with any other person, corporation or other entity, other than:

                           (i) a merger, consolidation or other reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a merger, consolidation or other reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization (or series of related transactions involving such a merger, consolidation or other reorganization), or

                           (ii) a merger, consolidation or other reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                  (d) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

         1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.7 "Committee" shall mean any such committee or committees appointed as provided in Section 5.1.

         1.8 "Common Stock" shall mean the common stock of the Company, par value $0.001 per share, as adjusted pursuant to Section 2.3.

         1.9 "Company" shall mean I-Flow Corporation, a Delaware corporation.

         1.10 "Employee" shall mean any employee of the Company or one of its Subsidiaries (other than any employee who is an officer or director of the Company or one of its Subsidiaries).

         1.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.12 "Fair Market Value" of a share of the Common Stock as of a particular date means:

                  (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for such trading day on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or

                  (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or

                  (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator; provided, however, that if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (a) or (b) above.

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         The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

         1.13 "Person" shall mean any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company and (c) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

         1.14 "Plan" shall mean the I-Flow Corporation 2003 Restricted Stock
Plan.

         1.15 "Restricted Stock" shall mean Common Stock awarded under Article
IV.

         1.16 "Restricted Stockholder" shall mean an Employee granted an award of Restricted Stock under Article IV.

         1.17 "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.18 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

         2.1 Shares Subject to Plan. The shares of stock subject to Awards shall be Common Stock. The aggregate number of such shares which may be issued upon any such Awards under the Plan shall not exceed two hundred fifty thousand (250,000) shares (subject to adjustment as provided in Section 2.3). The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

         2.2 Availability of Unissued Shares. Shares of Common Stock which are delivered by the Restricted Stockholder or withheld by the Company, in payment of the tax withholding thereon may again be awarded hereunder. Shares of Common Stock which are issued pursuant to an Award and which are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 2.1.

         2.3  Adjustments.

                  (a) If the Company consummates any merger, consolidation or other reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in (i) the maximum number and kind of shares subject to the Plan as provided in Section 2.1; and/or (ii) the price per share to be paid by the Company to Restricted Stockholders upon exercise by the Company of

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the right to repurchase the Restricted Stock upon termination of employment;
provided, however, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

                  (b) The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         2.4 Reservation of Shares. The Company, during the term of the Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE III
                               GRANTING OF AWARDS

         3.1 Award Agreement. Each Award shall be evidenced by an Award Agreement in substantially the form attached hereto as Exhibit A or such other form established by the Administrator from time to time not inconsistent with the terms of the Plan.

         3.2 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Restricted Stockholder and the Company and any Subsidiary.

                                   ARTICLE IV
                            AWARD OF RESTRICTED STOCK

         4.1  Eligibility.

                  (a) Restricted Stock may be awarded to any Employee; provided, however, that:

                           (i) each Employee who receives an Award under the Plan must either qualify as an "accredited investor," as such term in defined in Rule 501 under the Securities Act, or meet the purchaser characteristics set forth in Rule 506(b)(2)(ii) under the Securities Act; and

                           (ii) the Company may not grant Awards to more than thirty-five (35) Employees who do not qualify as "accredited investors" as defined in Rule 501 under the Securities Act.

                  (b) The selection of Award recipients from the pool of eligible Employees shall be within the sole and absolute discretion of the Administrator. No Employee shall be allowed to purchase shares of Restricted Stock under this Plan unless such Employee has executed an Award Agreement.

         4.2  Award of Restricted Stock.

                  (a) The Administrator may from time to time, in its sole discretion:

                           (i) select from among the eligible Employees
         (including Employees who have previously received other Awards under the Plan) such of them as in its opinion should be granted Restricted Stock;

                           (ii) determine the purchase price, if any, the number of shares of Restricted Stock subject to the Award, the restrictions applicable to the Award, and the other terms and conditions applicable to such

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         Restricted Stock, consistent with the Plan; provided, however, that the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law, and in all cases, legal consideration shall be required for each issuance of Restricted Stock; and

                           (iii) upon the selection of an eligible Employee to be granted Restricted Stock, instruct the appropriate officer or officers of the Company to cause such Restricted Stock to be issued and impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

         4.3 Rights as Stockholders. Subject to Section 4.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 4.5, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that any shares received by the Restricted Stockholder with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization or a similar transaction affecting the Company's securities without receipt of consideration, and, in the due discretion of the Administrator, any other extraordinary distributions with respect to the Common Stock, shall be subject to the restrictions set forth in Section 4.4.

         4.4 Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Restricted Stockholders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization or a similar transaction affecting the Company's securities without receipt of consideration) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning transferability; provided, however, that, upon the vesting of Restricted Stock in accordance with the provisions of the Award Agreement all restrictions shall lapse and such Common Stock shall become freely transferable, subject to restrictions under applicable state and federal securities laws. Unvested Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. A Restricted Stockholder's rights in unvested Restricted Stock shall lapse and his unvested Restricted Stock shall be forfeited back to the Company immediately upon his termination of employment with the Company for any reason unless the Administrator shall determine otherwise in its sole discretion; provided, however, that if the Restricted Stockholder paid any consideration for the Restricted Stock upon its issuance, then the Company shall reimburse him for the same upon such termination of employment and forfeiture of unvested Restricted Stock not later than ninety
(90) days following such termination.

         4.5 Escrow. With respect to each share of unvested Restricted Stock, the Secretary of the Company, or such other escrow holder as the Administrator may appoint, shall retain physical custody of the certificate representing such share until the restrictions imposed under the Award Agreement with respect to such share expire or shall have been removed, whereupon the certificate representing such share shall be delivered to the Restricted Stockholder; provided, however, that if other shares of still unvested Restricted Stock are also represented by the same stock certificate, then such certificate shall be retired and new certificates representing the vested and unvested portions of the Award shall be issued in place of the existing certificate. The certificate representing the vested Common Stock shall be delivered to the Restricted Stockholder and the certificate representing the shares of still unvested Restricted Stock shall be retained by the escrow holder.

         4.6 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, that if the Restricted Stockholder is discharged from employment with the Company for cause, or the Restricted Stockholder performs acts of willful malfeasance or gross negligence in a matter of material importance to the Company, as determined by the Administrator, (a) any proceeds, gains or other economic benefit actually or constructively received by the Restricted Stockholder upon any receipt of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (b) the Award shall terminate and (whether or not vested) shall be forfeited. The Administrator shall have sole discretion with respect to the application of the provisions of this paragraph and such exercise of discretion shall be conclusive and binding upon the Restricted Stockholder, and all other persons.

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         4.7 Section 83(b) Election. If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

         4.8 Company Assistance. The Company may assist any person to whom an Award is granted in the payment of the purchase price of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. The Company may offer or permit such assistance on an ad hoc basis to any Restricted Stockholder without incurring any obligation to offer or permit such assistance on other occasions or to other Restricted Stockholders.

                                    ARTICLE V
                                 ADMINISTRATION

         5.1 Administration of the Plan. The Plan will be administered by the Board and may also be administered by one or more Committees of the Board appointed pursuant to this Section 5.1. The Board may appoint one or more Committees to administer the Plan, each of which shall consist of one or more members of the Board appointed by and holding office at the pleasure of the Board.

         5.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the authority to interpret the Plan and the agreements pursuant to which Awards are granted or awarded, to adopt such rules and regulations for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Administrator shall have exclusive power to select the eligible Employees to be granted Restricted Stock, to determine the number of shares of Restricted Stock to be granted to each eligible Employee selected and to determine the time or times when Restricted Stock will be granted. Any such grant or award under the Plan need not be the same with respect to each Restricted Stockholder. The Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

         5.3 Majority Rule; Unanimous Written Consent. The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Administrator.

         5.4 Good Faith Actions. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Restricted Stockholders, the Company and all other interested parties with respect to all matters relating to the Plan or any Award under the Plan. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.1 Not Transferable. No share of Restricted Stock awarded under the Plan, nor any rights and privileges pertaining thereto, may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered unless and until such share has been issued and all restrictions applicable to such share have lapsed.

         6.2 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 6.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board without obtaining the approval of the Restricted Stockholders. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation. No amendment, suspension or termination of the Plan shall, without the written consent of the Restricted Stockholder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the

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Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

         6.3 Term of Plan. The Plan is effective on the date the Plan is adopted by the Board. The Plan shall terminate ten (10) years after the adoption of the Plan, if not earlier terminated by the Board. Termination of the Plan shall not affect any Award granted prior to the termination of the Plan.

         6.4      Change in Control.

                  (a) In the event of any Change in Control, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award Agreement or by action taken prior to the occurrence of such Change in Control transaction or event and either automatically or upon the Restricted Stockholder's request, is hereby authorized to take any one or more of the following actions in the Board's discretion:

                           (i) to provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the realization of the Restricted Stockholder's rights had such Award been currently fully vested or the replacement of such Award with other rights or property selected by the Board in its sole discretion;

                           (ii) to provide that the Award cannot vest after such event;

                           (iii) to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                           (iv) to make adjustments in the terms and conditions of, and the criteria included in, outstanding Awards and Awards which may be granted in the future; and

                           (v) to provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to forfeiture under Section 4.4 after such event.

                  (b) The Administrator may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

         6.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

         6.6 Legends. The certificates representing the shares of Common Stock issued under the Plan shall bear the following legends giving notice of restrictions on transfer of such shares under the Securities Act and under the Plan as follows:

                  (a) "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred, assigned or hypothecated unless
                           (i) there is an effective registration statement under the Securities Act covering such securities,
                           (ii) the sale is made in accordance with Rule 144 under

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                           the Securities Act and the Company and its legal
                           counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144 have been satisfied, or (iii) the Company receives an opinion of counsel for the holder of these securities, reasonably satisfactory to the Company, stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of the Securities Act."

                  (b) "The securities evidenced by this certificate are subject to certain limitations on transfer as set forth in that certain Restricted Stock Grant Agreement, dated as of ___________, 200__, between the Company and the stockholder a party thereto and the I-Flow Corporation 2003 Restricted Stock Plan (copies of which are available for inspection at the offices of the Company)."

                  (c) Any other legends required by applicable state or federal securities laws, as determined by the Administrator.

         6.7 Effect of Plan Upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees, directors or consultants of the Company or any Subsidiary, or (b) to grant or assume other awards otherwise than under the Plan.

         6.8 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws and the Company shall not be obligated to grant, issue, deliver or effect any transfer of shares of Common Stock granted under the Plan unless such grant, issuance, delivery or transfer is at such time effectively registered or exempt from registration under applicable state and federal securities laws. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         6.9 Interpretation. Headings herein are for convenience of reference only, do not constitute a part of the Plan, and will not affect the meaning or interpretation of the Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

         6.10 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                      * * *

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         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of I-Flow Corporation on May 29, 2003.

         Executed on this 29th day of May, 2003.

                                           __________________
                                           James J. Dal Porto
                                           Assistant Secretary

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                                    EXHIBIT A
                    FORM OF RESTRICTED STOCK GRANT AGREEMENT
                                  See attached.